UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HIGHLAND INCOME FUND

(Name of Registrant as Specified in Its Charter)

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HIGHLAND INCOME FUND

2515 McKinney Avenue

Suite 1100

Dallas, Texas 75201

(800) 357-9167

SUPPLEMENT NO. 3 TO THE PROXY STATEMENT DATED JULY 9, 2021

FOR THE ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 24, 2021

On July 9, 2021, Highland Income Fund (the “Company”) mailed to its shareholders a definitive proxy statement for the Company’s special meeting of shareholders to be held on August 20, 2021 (the “Special Meeting”). On each of August 13, 2021 and August 17, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) a supplement to the proxy statement describing certain changes to the disclosure contained in the proxy statement (as supplemented, the “Proxy Statement”). On August 20, 2021, the Special Meeting was adjourned to September 24, 2021 (as so adjourned, the “Adjourned Special Meeting”).

This supplement (“Supplement No. 3”) describes additional changes to the disclosure contained in the Proxy Statement and should be read in conjunction with the Proxy Statement. Except as described in this Supplement No. 3, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. Terms used, but not otherwise defined herein, have the meanings assigned to them in the Proxy Statement.

Notice is hereby given to the Company’s shareholders, that:

Changes to the Total Expense Cap

The Adviser has agreed to extend the expiration of the Total Expense Cap from twelve-months following the Company’s receipt of the Deregistration Order to twenty-four months following the Company’s receipt of the Deregistration Order.

Changes to the Amendment Proposal

The Board has determined that the proposed A&R Declaration of Trust should be amended such that the control share acquisition provisions contained in Article V thereof will be null and void upon the Company’s receipt of the Deregistration Order. A copy of the proposed A&R Declaration of Trust is attached as Appendix A to this Supplement No. 3 and the foregoing discussion is qualified in its entirety by reference to Appendix A hereto, which shareholders should read in its entirety. Appendix A hereto replaces Appendix C to the Proxy Statement in its entirety.

Changes in Board Composition as a Diversified Holding Company

The following provides additional detail with respect to the corporate governance aspects of the Company’s transition plan to a diversified holding company. The current Board was selected in part for its experience and expertise in overseeing investment companies and other pooled investment vehicles. As part of the implementation of the Proposals, the Board has determined that, over time, its composition in whole will transition to individuals with robust technical ability and expertise relevant to the oversight of public operating companies or public holding companies that operate one or more lines of business through operating subsidiaries. In particular, the Board expects that its composition will include members with experience in the types of businesses the Company acquires and their applicable industries and industry sectors. While it is anticipated that the current Trustees will remain on the Board at the time of the Company’s conversion and following receipt of the Deregistration Order in order to oversee the Company’s conversion to a diversified holding company and to provide continuity while facilitating the transition of the Board, the Board expects that the current Trustees will not stand for reelection beyond the expiration of such Trustee’s term expiring after the Company’s receipt of the Deregistration Order and may resign prior to that time, as appropriate, as new trustees are added to the Board.

All disclosure in the Proxy Statement inconsistent with the foregoing is hereby revised accordingly.

The Company’s shareholders are not required to take any action at this time. The supplemental information provided above does not have any impact on the proposals on which the Company’s shareholders will vote at the Adjourned Special Meeting.

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF

HIGHLAND INCOME FUND

THIS SUPPLEMENT NO. 3 SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

By order of the Board of Trustees

/s/ Stephanie Vitiello
Stephanie Vitiello
Secretary

September 23, 2021

Dallas, Texas

Appendix A

HIGHLAND INCOME FUND

FOURTH AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

THIS FOURTH AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made on this [    ] day of [    ], 2021 by the Trustees hereunder, amending and restating the Third Amended and Restated Agreement and Declaration of Trust made on the 26th of July, 2019:

WHEREAS, pursuant to Section 8 of Article IX of the Third Amended and Restated Agreement and Declaration of Trust, the Trustees of the Trust have determined to amend and restate the Trust’s Third Amended and Restated Agreement and Declaration of Trust;

NOW, THEREFORE, the Trustees hereunder direct that this Fourth Amended and Restated Agreement and Declaration of Trust be filed with the Secretary of the Commonwealth of Massachusetts and that this Declaration of Trust shall take effect as of the date of filing.

WITNESSETH that:

WHEREAS, this Trust was formed to carry on the business of an investment company; and

WHEREAS, this Trust has determined to cease its previous operations as an investment company and to carry on the business of an operating company;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. Name. This Trust shall be known as “Highland Income Fund” (formerly, Highland Floating Rate Opportunities Fund) and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended or restated from time to time;

(b) “Trustees” refers to the persons signatory hereto, so long as they continue in office in accordance with the terms of this Declaration of Trust, and all other persons who may from time to time be duly elected or appointed in accordance with Article IV hereof;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) “Declaration of Trust” or “Declaration” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(g) “Bylaws” shall mean the Bylaws of the Trust, as amended or restated from time to time;

(h) The term “series” or “series of Shares” refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

(i) The term “class” or “class of Shares” refers to the division of Shares representing any series into two or more classes as provided in Article III, Section 1 hereof.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to engage in any lawful business.

ARTICLE III

Shares

Section 1. Division of Beneficial Interest. The number of Shares authorized shall be unlimited. The Shares of the Trust shall be issued in one or more series as the Trustees may, from time to time and without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series and shall represent a separate investment portfolio of the Trust. The beneficial interest in each series shall at all times be divided into Shares, without par value unless otherwise determined by the Trustees, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, from time to time and without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in this Declaration of Trust or in the Bylaws. The Trustees may, without Shareholder approval, from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine the Shares or two or more classes of any series into a single class, or combine the shares of two or more series into a single series.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the retirement of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and class and as to the number of Shares of each Series and class held from time to time by each Shareholder.

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they or the Bylaws from time to time authorize, and may, at any time and from time to time, charge fees for effective purchases of Shares at such rates as the Trustees may establish; provided, however, that, for so long as the Trust shall remain registered as an investment company under the 1940 Act, any such fees may only be charged as and to the extent permitted under the 1940 Act and any rules, regulations or exemptive relief thereunder.

Section 4. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 6. Derivative and Direct Claims of a Shareholder. As used herein, a “direct” Shareholder claim shall refer to (i) a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Trust, including a Shareholder’s voting rights, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct Shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used herein.

(a) Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, claim or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the Shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class of Shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not independent, as defined in the rules of the New York Stock Exchange, shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

(b) Direct Claims. No Shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees or any officers or employees of the Trust predicated upon an express or implied right of action under this Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust.

In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any series or class of Shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholder seeking authorization.

Section 7. Forum for Adjudication of Disputes. Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the Shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of Massachusetts law or this Declaration of Trust or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of this Declaration of Trust or the Bylaws or any agreement contemplated by any provision of the Investment Company Act of 1940, this Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine (each, a “Covered Action”) shall be within the federal or state courts in the Commonwealth of Massachusetts. Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this Section 7, and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in this Section 7.

If any Covered Action is filed in a court other than in a federal or state court sitting within the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any Shareholder, such Shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the first paragraph of this Section 7 (an “Enforcement Action”) and (ii) having service of process made upon such Shareholder in any such Enforcement Action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder. Furthermore, except to the extent prohibited by any provision of the Declaration of Trust or Massachusetts law applicable to the Trust as a Massachusetts business trust, if any Shareholder shall initiate or assert a Foreign Action without the written consent of the Trust, then each such Shareholder shall be obligated jointly and severally to reimburse the Trust and any officer or Trustee of the Trust made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this Section 7.

If any provision or provisions of this Section 7 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Section 7 (including, without limitation, each portion of any sentence of this Section 7 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

Section 8. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust or the Bylaws and without limiting the powers of the Trustees as provided herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust or the Bylaws for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing series or classes; provided that before adopting any such amendment without Shareholder approval the Trustees shall have determined that such change is consistent with the fair and equitable treatment of all Shareholders.

The establishment and designation of any Series of Shares in addition to the Series established and designated herein shall be effective upon either the execution by a majority of the Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, or the adoption by vote or written consent of a majority of the Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such amendment or resolution. The establishment and designation of any class of Shares shall be effective upon either the execution by a majority of the Trustees of an amendment to this Declaration of Trust or the adoption by vote or written consent of a majority of the Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such amendment or resolution.

Without limiting the generality of the foregoing, the Trustees may, without the approval of Shareholders:

(a) create one or more series or classes of Shares (in addition to any series or classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular series or classes in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (g) of Section 8 of this Article III;

(c) combine one or more series or classes of Shares into a single series or class on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or a Series as set forth in Article IX, Section 5;

(d) change or eliminate any eligibility requirements for investment in Shares of any series or class, including without limitation the power to provide for the issuance of Shares of any series or class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(e) change the designation of any series or class of Shares;

(f) change the method of allocating dividends among the various series and classes of Shares; and

(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more series or classes of Shares;

(h) specifically allocate assets to any or all Series of Shares or create one or more additional Series of Shares which are preferred over all other Series of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or any classes of Shares thereof.

Section 9. Rights and Preferences of Shares. Shares of each series or class established by the Trustees shall have the following rights and preferences, together with such other rights and preferences as are set forth in any resolution of the Trustees establishing and designating such class of Shares:

(a) Other Securities. The Trustees may, subject, for so long as the Trust shall remain registered as an investment company under the 1940 Act, to the fundamental policies of the Trust and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act, for long as the Trust shall remain registered as an investment company under the 1940 Act, or requirements imposed by the rating agencies or other persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

(b) Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified by the Trustees when creating the Shares, as in preferred shares).

ARTICLE IV

The Trustees

Section 1. Number and Qualification. The number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. Trustees need not own Shares and may succeed themselves in office. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination, shall not be under legal disability and shall have such other qualifications, satisfy such other requirements and be subject to such other limitations as may be determined from time to time by a majority of the Trustees.

Section 2. Term and Election. The Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. As of the date hereof, the term of office of the Class I Trustee(s) shall expire at the annual meeting of the Trust held in 2022, the term of office of the Class II Trustee(s) shall expire at the annual meeting of the Trust held in 2023 and the term of office of the Class III Trustee(s) shall expire at the annual meeting of the Trust held in 2024. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose by a majority of the Trustees then in office and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified; provided that the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

Section 3. Removal and Resignation. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Secretary of the Trust and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Article IV, Section 1 hereof), with or without cause, by the affirmative vote of a majority of the remaining Trustees. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents, if any, as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents, if any, as the remaining Trustees shall require as provided in the preceding sentence.

Section 4. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

Section 5. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities and other portfolio transactions of all kinds on behalf of the Trust, and to fully manage and operate any business of the Trust or of any entity in which the Trust directly or indirectly owns securities or any other interest. Without limiting the foregoing, the Trustees may adopt Bylaws not in violation of this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fix the number of Trustees, elect Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of such number of Trustees as the applicable committee charter may provide, which may, when the Trustees are not in session, exercise some or all of the powers and authority of the Trustees to the extent that the Trustees may determine except, for so long as the Trust shall remain registered as an investment company under the 1940 Act, to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; they may retain a transfer agent or a Shareholder servicing agent, or both; they may provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter except, for so long as the Trust shall remain registered as an investment company under the 1940 Act, to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian or subcustodian or other depositary or a nominee or nominees or otherwise;

(f) Subject to the provisions of Article III, Section 9, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds or other property;

(l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any or all of such obligations;

(m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

(n) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by the Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or taken any other action hereunder.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Section 6. Payment of Expenses by the Trust. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, administrators, investment advisers or managers, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder servicing agent and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series.

Section 7. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular series or class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 8. Ownership of Assets of the Trust. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Section 9. Advisory, Management and Distribution. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any series or class with any corporation, trust, association or other organization (the “Manager”), and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, principal underwriter’s or distributor’s contract or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers. Subject to the voting powers of one or more classes of Shares as set forth elsewhere in this Declaration of Trust or in the Bylaws, the Shareholders shall have power to vote only (i) with respect to the election of Trustees as provided in Article V, Section 1, (ii) with respect to certain transactions to the extent and as provided for in Article IV, Section 7, (iii) with respect to certain transactions to the extent and as provided for in Article V, Section 10, (iv) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4, (v) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8, and (vi) with respect to such additional matters relating to the Trust as may be required by applicable law, including: this Declaration of Trust, the Bylaws, any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, for so long as the Trust shall remain registered as an investment company under the 1940 Act, the 1940 Act, or as the Trustees may consider necessary or desirable.

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares; provided, however, that (1) for so long as the Trust shall remain registered as an investment company under the 1940 Act, when required by the 1940 Act or (2) when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, only Shareholders of the series or classes so affected shall be entitled to vote on such matter. There shall be no cumulative voting in the election of Trustees.

Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and, in the case of a challenge by any person other than the Trust, the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a series or class are outstanding, the Trustees may exercise all rights of Shareholders of that series or class with respect to matters affecting that series or class and may with respect to that series or class take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders thereof.

Section 2. Voting Power and Meetings. Meetings of Shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable, or as may be prescribed by law. A meeting of Shareholders may be held at any place designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting to the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed before or after the meeting by such Shareholder or his attorney thereunto authorized, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

Section 3. Quorum and Required Vote. Subject to such greater or lesser amount (i) required by law, by the Bylaws or by this Declaration of Trust or (ii) as determined by the Trustees, as to any or all matters, 30% of the Shares entitled to vote on a particular matter shall constitute a quorum at a Shareholders’ meeting. Any lesser number shall be sufficient for, but not require, adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust, the Bylaws or by a resolution of the Trustees, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust or the Bylaws requires that the holders of any series or class shall vote as an individual series or class then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned. Any purported vote of any Shareholders, which purported vote does not meet the requirements of applicable state or federal law, may be disregarded as invalid if so determined by the Trustees or the chairman of any meeting of Shareholders. In such event, such Shares shall nevertheless be counted for purposes of determining whether a quorum is present.

Section 4. Action by Written Consent. Except as otherwise provided by a majority of the Trustees then in office, shareholder action may only be taken at a duly called and held meeting of Shareholders called for such purpose, and not by written consent.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than 120 days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or classes for all or any part of the period prior to a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or classes.

Section 6. Additional Provisions. The Bylaws may include further provisions, not in violation of this Declaration of Trust, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

Section 7. Certain Transactions.

(a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in sub-section (d) of this Section 7, the types of transactions described in subsection (b) of this Section 7 shall require the affirmative vote of the holders of (i) eighty percent (80%) of the Trustees and (ii) seventy-five percent (75%) of each Class of Shares outstanding (with each such Class voting separately thereon), when a Principal Shareholder (as defined in sub-section (b) of this Section 7) is determined by the Trustees to be a party to the transaction. Such affirmative vote shall be in addition to the vote of the holders of Shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange.

(b) The term “Principal Shareholder” shall mean any Person which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the Outstanding Shares of the Trust or of any Class and shall include any “affiliate” or “associate”, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. For the purpose of this Section 7, in addition to the Shares which a Person beneficially owns directly: (i) a Person shall be deemed to be the beneficial owner of any Shares (A) which the Trustees determine it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding Share options granted by the Trust) or (B) which the Trustees determine are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (A) above), by any other Person with which it or its “affiliate” or “associate” (as defined above) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its affiliate or associate; and (ii) the outstanding Shares shall include Shares deemed owned through application of clauses (A) and (B) above but shall not include any other Shares which are not at the time issued and outstanding but may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c) This Section 7 shall apply to the following transactions:

(i) The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

(ii) The issuance of any securities of the Trust to any Principal Shareholder for cash.

(iii) The sale, lease or exchange of all or any substantial part of the assets of the Trust (measured at the time that such transaction was originally approved) to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business).

(iv) The sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

For purposes of this sub-section 7(c), the term “Principal Shareholder” shall include all subsidiaries, affiliates, associates, or other persons acting in concert with any Principal Shareholder.

(d) The provisions of this Section 7 shall not be applicable to (i) any of the transactions described in sub-section (c) of this Section 7 if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries.

(e) The Trustees shall have the power to determine for the purposes of this Section 7 on the basis of information known to the Trust, whether (i) a Person beneficially owns more than five percent (5%) of the outstanding Shares or is otherwise a Principal Shareholder, (ii) a Person is an “affiliate” or “associate” (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part or the assets of the Trust and have an aggregate fair market value of less than $1,000,000, (iv) the memorandum of understanding referred to in sub-section (d) hereof is substantially consistent with the transaction covered thereby, and (v) the provisions of this Section 7 otherwise apply to any Person or transaction. Any such determination shall be conclusive and binding for all purposes of this Section 7.

Section 8. Conversion. Notwithstanding any other provisions of this Declaration of Trust, for so long as the Trust shall remain registered as an investment company under the 1940 Act, the conversion of the Trust from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act shall require the affirmative vote of the holders of seventy-five percent (75%) of each class of Shares outstanding (with each class of Shares separately voting thereon thereto as a separate class). Such affirmative vote shall be in addition to the vote of the holders of the Shares otherwise required by law or by the terms of any class or series of Shares, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange. However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Trust (which voting securities shall vote separately on the matter by class) shall be sufficient to authorize such conversion.

Section 9. Transactions with Certain Shareholders.

1. Applicability.

The provisions contained in sections 9 through 15 of this Article V shall become null and void upon the issuance by the Securities and Exchange Commission of an order declaring that the Trust has ceased to be an investment company for purposes of the 1940 Act.

2. Definitions.

For purposes of this Article V, Section 9, the following words have the meanings indicated:

(a) “Acquiring person” means a person who makes or proposes to make a control share acquisition.

(b) “Associate”, when used to indicate a relationship with any person, means a person that:

(i) directly or indirectly controls, or is controlled by, or is under common control with, the person specified; or

(ii) is acting or intends to act jointly or in concert with the person specified.

(c) “Control share acquisition” means the acquisition, directly or indirectly, by any person, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. Shares acquired within 90 days or Shares acquired under a plan to make a control share acquisition are considered to have been acquired in the same acquisition.

A “control share acquisition” does not include the acquisition of Shares:

(i) under a merger, consolidation, or share exchange if the Trust is a party to the merger, consolidation, or share exchange; or

(ii) made in good faith and not for the purpose of circumventing this Article V by any person whose voting rights have previously been authorized by Shareholders in compliance with this Article V.

(d) “Control shares” means Shares that would, if aggregated with all other Shares of the Trust (including Shares the acquisition of which is excluded from “control share acquisition” in subsection (c) above) owned by a person or in respect of which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, entitle that person, directly or indirectly, to exercise or direct the exercise of the voting power of Shares of the Trust in the election of Trust within any of the following ranges of voting power:

(i) One-tenth or more, but less than one-third of all voting power;

(ii) One-third or more, but less than a majority of all voting power; or

(iii) A majority or more of all voting power.

“Control shares” includes Shares only to the extent that the acquiring person, following the acquisition of the Shares, is entitled, directly or indirectly, to exercise or direct the exercise of voting power within any level of voting power set forth above for which approval has not been obtained previously under this Article V.

(e) “Interested shares” means Shares of the Trust in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of Shares of the Trust in the election of Trustees:

(i) An acquiring person;

(ii) An officer of the Trust or the Trust’s Adviser; or

(iii) An employee of the Trust or the Trust’s Adviser who is also a Trustee of the Trust.

(f) “Person” includes an associate of the person.

Section 10. Voting Rights.

(a) Holders of control shares of the Trust acquired in a control share acquisition have no voting rights with respect to the control shares except to the extent approved by the Shareholders at a meeting held pursuant to Article V, Section 12, by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

(b) A person may not be deemed to be entitled to exercise or direct the exercise of voting power with respect to the Shares held for the benefit of others if the person:

(i) is acting in the ordinary course of business, in good faith and not for the purpose of circumventing the provisions of this Section 10; and

(ii) is not entitled to exercise or to direct the exercise of the voting power of the Shares unless the person first seeks to obtain the instruction of another person.

Section 11. Acquiring Person Statement.

(a) Any person who proposes to make or who has made a control share acquisition may deliver an acquiring person statement to the Trust as the Trust’s principal office. The acquiring person statement shall set forth all of the following:

(i) The identity of the acquiring person and each other member of any group of which the person is a part for purposes of determining control shares;

(ii) The number of shares of the Trust owned (directly or indirectly) by the acquiring person and each other member of any group;

(iii) The applicable range of voting power as set forth in Article V, Section 9(d); and

(iv) If the control share acquisition has not yet occurred:

(A) A description in reasonable detail of the terms of the proposed control share acquisition; and

(B) Representations of the acquiring person, together with a statement in reasonable detail of the facts on which they are based, that:

(i) The proposed control share acquisition, if consummated, will not be contrary to law; and

(ii) The acquiring person has the financial capacity, through financing to be provided by the acquiring person and any additional specified sources of financing required pursuant to Article V, Section 13, to make the proposed control share acquisition.

Section 12. Special Meeting for Acquiring Person.

(a) Except as provided in Article V, Section 13, if the acquiring person requests, at the time of delivery of an acquiring person statement, and gives a written undertaking to pay the Trust’s expenses of a special meeting, except the expenses of opposing approval of the voting rights, within 10 days after the day on which the Trust receives both the request and the undertaking, the Board of Trustees shall call a special meeting of Shareholders of the Trust for the purpose of considering the voting rights to be accorded the Shares acquired or to be acquired in the control share acquisition.

(b) The Board of Trustees may require the acquiring person to give bond, with sufficient surety, to reasonably assure the Trust that this undertaking will be satisfied.

(c) Unless the acquiring person agrees in writing to another date, the special meeting of Shareholders shall be held within 50 days after the day on which the Trust has received both the request and the undertaking.

(d) If the acquiring person makes a request in writing at the time of delivery of the acquiring person statement, the special meeting may not be held sooner than 30 days after the day on which the Trust receives the acquiring person statement.

(e) If no request is made by the acquiring person under subsection (a) above, the issue of the voting rights to be accorded the Shares acquired in the control share acquisition may, at the option of the Trust, be presented for consideration at any meeting of Shareholders.

(f) If no request is made under subsection (a) above and the Trust proposes to present the issue of voting rights to be accorded the Shares acquired in a control share acquisition for consideration at any meeting of Shareholders, the Trust shall provide the acquiring person with written notice of the proposal not less than 20 days before the date on which notice of the meeting is given.

Section 13. Financing Requirements for Call of Special Meeting for Acquiring Person.

(a) A call of a special meeting of Shareholders of the Trust is not required to be made under Article V, Section 12 unless, at the time of delivery of an acquiring person statement under Article V, Section 11, the acquiring person has:

(i) Entered into a definitive financing agreement or agreements with one or more responsible financial institutions or other entities that have the necessary financial capacity, providing for any amount of financing of the control share acquisition not to be provided by the acquiring person; and

(ii) Delivered a copy of the agreements to the Trust.

Section 14. Notice of Special Meeting for Acquiring Person.

(a) If a special meeting of Shareholders is requested by an acquiring person, notice of the special meeting shall be given as promptly as reasonably practicable by the Trust to all Shareholders of record as of the record date set for the meeting, whether or not the Shareholder is entitled to vote at the meeting.

(b) Notice of the special or annual meeting of Shareholders at which the voting rights of an acquiring person are to be considered shall include or be accompanied by the following:

(i) A copy of the acquiring person statement delivered to the Trust pursuant to Article V, Section 11; and

(ii) A statement by the Board of Trustees setting forth the position or recommendation of the Board, or stating that the Board is taking no position or making no recommendation with respect to the issue of voting rights to be accorded the control shares.

Section 15. Redemption Rights of the Trust.

(a) If an acquiring person statement has been delivered on or before the 10th day after the control share acquisition, the Trust may, at its option, redeem any or all control shares, except control shares for which voting rights have been previously approved under Article V, Section 10, at any time during a 60-day period commencing on the day of a meeting at which voting rights are considered under Article V, Section 12, and are not approved.

(b) In addition to the redemption rights authorized under subsection (a) above, if an acquiring person statement has not been delivered on or before the 10th day after the control share acquisition, the Trust may, at its option, redeem any or all control shares, except control shares for which voting rights have been previously approved under Article V, Section 10, at any time commencing on the 11th day after the control share acquisition and ending 60 days after a statement has been delivered.

(c) Any redemption of control shares under this Section 15 shall be at “fair value”, which shall mean the closing price of the Shares on the New York Stock Exchange on the preceding trading day.

ARTICLE VI

Distributions, and Redemptions and Repurchases

Section 1. Distributions. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each series out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares of such series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that Series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid in accordance with the Bylaws and applicable law.

Section 2. Redemptions and Repurchases. Except as otherwise provided by a majority of the Trustees, the Shares are only redeemable at the option of the Trust. The Trust may, but is not required to, purchase or otherwise acquire Shares in accordance with applicable law.

Section 3. Redemption at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder for consideration as determined by the Trustees: (i) if at such time such Shareholder owns fewer Shares of any series or class than, or Shares having an aggregate value of less than, an amount determined from time to time by the Trustees, in which case the Trust may redeem all Shares owned by such Shareholder or only so many of such Shares as may be required to compensate the Trust for any fee fixed from time to time by the Trustees for the maintenance of small accounts; (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees; (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate value of the Trust determined from time to time by the Trustees; (iv) if such Shareholder fails to supply appropriate personal and tax identification information requested by the Trust; (v) if such Shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; or (vi) if the Trustees determine for any other reason, in their sole discretion, that the ownership of Shares by a Shareholder is not in the best interests of the remaining Shareholders of the Trust or of the applicable series or class.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2. Limitation of Liability. No Trustee shall be subject in such capacity to any personal liability whatsoever, save only, for so long as the Trust shall remain registered as an investment company under the 1940 Act, a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and for nothing else. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The appointment, designation or identification of a Trustee as an officer of the Trustees or of any committee of the Trustees, or as an expert with respect to certain matters (including without limitation identification of a Trustee as an “audit committee financial expert”) shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special skills or expertise or who is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof or be limited in any way with respect to any right or privilege to which such person would otherwise be entitled as a Trustee hereunder, including without limitation the right of indemnification. For so long as the Trust shall remain registered as an investment company under the 1940 Act, nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ARTICLE VIII

Indemnification

Section 1. Trustees, Officers, etc. Subject to any limitations or requirements contained in the Bylaws, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any threatened, pending or contemplated action, suit or other proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal before any court or administrative or legislative or other body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith, (b) not to have acted in the reasonable belief that such Covered Person’s action was in (or not opposed to) the best interests of the Trust, (c) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (d) for so long as the Trust shall remain registered as an investment company under the 1940 Act, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (each of such exceptions being referred to hereinafter as “Disabling Conduct”). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that, for so long as the Trust shall remain registered as an investment company under the 1940 Act, at least one of the following conditions must also be met: (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article. For purposes of the determination or opinion referred to in clause (c), the majority of the disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person did not engage in Disabling Conduct.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the action, suit or proceeding was brought, that such Covered Person engaged in Disabling Conduct, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person did not engage in Disabling Conduct, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person did not engage in Disabling Conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have engaged in Disabling Conduct.

Section 3. Right Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and, for so long as the Trust shall remain registered as an investment company under the 1940 Act, a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 4. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular series or class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representative or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE X

Miscellaneous

Section 1. Trustees, Shareholders, etc. Not Personally Liable for Obligations of the Trust; Notice. All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class shall look only to the assets of the Trust or, to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular series or attributable to a particular class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by any Trustee, officer, employee or agent on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to such person’s capacity as a Trustee, officer, employee or agent, and such person shall not be personally liable thereon.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by any Trustee, officer, employee or agent of the Trust shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees, officers, employees, agents of the Trust or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recitals as the person so executing may deem appropriate, but any omission of such notice or recitals shall not operate to bind any such Trustee, officer, employee or agent or the Shareholders individually.

Section 2. Trustee’s Good Faith Actions Binding, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Duration and Termination of Trust or any Series or Class. Unless terminated as provided herein, the Trust and each series and class shall continue without limitation of time. The Trust or any series or class of any series may be terminated at any time (i) by the Trustees, upon the approval of not less than 80% of the Trustees and with written notice to the Shareholders of the Trust or to the Shareholders of the particular series or class, as the case may be, or (ii) by Shareholders, upon the affirmative vote of two-thirds of the Shares of each series or class entitled to vote thereon.

Upon termination of the Trust (or of any series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or to the applicable series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust, or of the particular series or class, as the case may be, to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust, or of the particular series or class, ratably according to the number of Shares of such series or class held by the several Shareholders of such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series or class.

Section 5. Merger, Consolidation, Sale of Assets and Other Reorganizations. Except as otherwise (i) required by applicable law or (ii) provided for in Article V, Section 7 hereof, the Trustees may, without Shareholder approval, authorize the Trust or any series or class to merge, consolidate or reorganize with any other entity (including another series or class of the Trust), or to sell or exchange all or substantially all of the assets of the Trust (measured at the time that such transaction was approved) or of any series or class, in each case upon such terms and for such consideration as they may determine to be in the best interests of the Trust or of the particular series or class. The authority provided by this Section shall be in addition to the powers granted to the Trustees under any other provision of this Declaration of Trust.

Section 6. Filing and Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 8. Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Trust or of any series or class of Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein or having any other purpose which is ministerial or clerical in nature or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares. Notwithstanding the foregoing, to the extent that Shareholders are entitled to vote on any matter that in the judgement of the Board of Trustees would prevent, impede or make less efficient or more costly the implementation of the proposals adopted by Shareholders at the Special Meeting of Shareholders held on             , 2021 or the realization of the benefits sought thereby, notwithstanding any other provision of the Declaration, such matter shall, unless otherwise determined by the vote of at least 80% of the Board of Trustees, require the affirmative vote of not less than 75% of the outstanding Shares.

Section 9. Addresses. The address of the principal place of business of the Trust is 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201.

Section 10. Resident Agent. The Trustees shall maintain a resident agent in The Commonwealth of Massachusetts which agent shall initially be CT Corporation System, 155 Federal Street, Boston, Massachusetts 02110. The Trustees may designate from time to time a successor resident in The Commonwealth of Massachusetts.

[Signature page follows]

IN WITNESS WHEREOF, the Secretary of the Trust, pursuant to authority granted by the Trustees by Board approval on [    ], 2021, signed this instrument on this [    ]th day of [    ], 2021.

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